                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Medical Resources Management, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                          YOUR VOTE IS IMPORTANT





                       MEDICAL RESOURCES MANAGEMENT, INC.

                                 PROXY STATEMENT






[LOGO]






                                                   1999 NOTICE OF ANNUAL MEETING

                       MEDICAL RESOURCES MANAGEMENT, INC.

                            NOTICE OF ANNUAL MEETING

Dear Medical Resources Management Shareholder:

On Tuesday, May 11, 1999, Medical Resources Management, Inc. ("MRM") will hold its Annual Meeting of Shareholders at its executive offices at 932 Grand Central Avenue, Glendale, California. The meeting will begin at 10:00 a.m.

Only shareholders who owned stock at the close of business on March 26, 1999 can vote at this meeting or any adjournments that may take place. At the meeting we will:

1.   Elect a Board of Directors;

2.   Approve the appointment of our independent auditors for 1999; and

3.   Attend to other business properly presented at the meeting.

Your Board of Directors recommends that you vote in favor of the two proposals outlined in this proxy statement.

At the meeting, we will also report on MRM's 1998 business results and other matters of interest to shareholders.

The approximate date of mailing for this proxy statement and sheet(s) and the 1998 Annual Report included herewith is March 31, 1999.

We hope that you like the new format of our Proxy Statement. We welcome your comments.

                               By order of the Board of Directors



                               Michael Fewer
                               Secretary


March 31, 1999
Glendale, California

                                QUESTIONS AND ANSWERS

-------------------------------------------------------------------------------

1.   Q. WHAT MAY I VOTE ON?
     A. (1) The election of nominees to serve on our Board of Directors; AND
        (2) The approval of the appointment of our independent auditors for 1999.

-------------------------------------------------------------------------------

2.   Q. HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
     A. The Board recommends a vote FOR each of the nominees and FOR the appointment of Ernst & Young LLP as independent auditors for 1999.

-------------------------------------------------------------------------------

3.   Q. WHO IS ENTITLED TO VOTE?
     A. Shareholders as of the close of business on March 26, 1999 (the Record
        Date) are entitled to vote at the Annual Meeting.

-------------------------------------------------------------------------------

4.   Q. HOW DO I VOTE?
     A. Sign and date each proxy sheet you receive and return it in the prepaid envelope. If you return your signed proxy sheet but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals. You have the right to revoke your proxy at any time before the meeting by:
        (1) notifying MRM's Corporate Secretary;
        (2) voting in person at the meeting; OR
        (3) returning a later-dated proxy sheet.

-------------------------------------------------------------------------------

5.   Q. WHO WILL COUNT THE VOTE?
     A. Representatives of Atlas Stock Transfer, our transfer agent, will count the votes and our Corporate Secretary will act as the inspector of the election.

-------------------------------------------------------------------------------

6.   Q. IS MY VOTE CONFIDENTIAL?
     A. Proxy sheets, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to Atlas Stock Transfer, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:
        (1) as needed to permit Atlas Stock Transfer to tabulate and certify the vote;
        (2) as required by law; or
        (3) in limited circumstances such as a proxy contest in opposition to the Board.
        Additionally, all comments written on the proxy sheet or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

-------------------------------------------------------------------------------

7.   Q. WHAT SHARES ARE INCLUDED IN THE PROXY SHEET(S)?
     A. The shares on your proxy sheet(s) represent ALL of your shares. If you do not return your proxy sheet(s), your shares will not be voted.

-------------------------------------------------------------------------------

8.   Q. WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY SHEET?
     A. If your shares are registered differently and are in more than one account, you will receive more than one proxy sheet. Sign and return all proxy sheets to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

-------------------------------------------------------------------------------

9.   Q. HOW MANY SHARES CAN VOTE?
     A. As of the Record Date, March 26, 1999, there are 7,385,927 shares of common stock issued and outstanding. Every shareholder of common stock is entitled to one vote for each share held.

-------------------------------------------------------------------------------

10.  Q. WHAT IS A "QUORUM"?
     A. A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must receive more than 50% of the shares voting at the meeting to be adopted. If you submit a properly executed proxy sheet, even if you abstain from voting, then your shares will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHELD vote is the same as an abstention.

-------------------------------------------------------------------------------

11.  Q. WHO CAN ATTEND THE ANNUAL MEETING?
     A. All shareholders as of March 26, 1999 can attend.

-------------------------------------------------------------------------------

12.  Q. HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
     A. Although we do not know of any business to be considered at the 1999 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy sheet gives authority to Allen H. Bonnifield, MRM's Chairman and CEO, and to Gregory A. Bonnifield, one of MRM's directors, to vote on such matters at their discretion.

-------------------------------------------------------------------------------

13.  Q. WHO ARE THE LARGEST PRINCIPAL SHAREHOLDERS?
     A. As of February 26, 1999, MRM's Chairman and CEO, Allen H. Bonnifield owned 2,161,992 shares of common stock or 29.3%. In addition, the PRI Stock Account Trust (of which Susan Bonnifield, the ex-wife of Allen Bonnifield, is the beneficiary) owned 2,171,109 shares of common stock or 29.4%. No other shareholder owned more than 5% of MRM's common stock.

-------------------------------------------------------------------------------

14.  Q. WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING DUE?
     A. All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to: Michael Fewer, Corporate Secretary, Medical Resources Management, Inc., 932 Grand Central Ave., Glendale, CA 91201 by November 16, 1999.

-------------------------------------------------------------------------------

15.  Q. HOW MUCH DID THIS PROXY SOLICITATION COST?
     A. Atlas Stock Transfer was hired to assist in the distribution of proxy materials for estimated out-of-pocket expenses of less than $1,000. The total estimated costs of the proxy solicitation will be less than $5,000. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

-------------------------------------------------------------------------------

1.   ELECTION OF DIRECTORS

     There are four nominees for election this year. Detailed information on each is provided on page 5 herein. All directors are elected annually, and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2.   APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

     The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP ("Ernst & Young") as our independent auditors for 1999 subject to your approval. Ernst & Young has served as our independent auditors since 1997. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. A representative of Ernst & Young will attend the Annual Meeting to answer appropriate questions. The representative may also make a statement.

     Audit services provided by Ernst & Young during 1998 included an audit of MRM's consolidated financial statements, reviews of the separate financial statements of certain Company affiliates and a review of MRM's Annual Report and certain other filings with the SEC and certain other governmental agencies. In addition, Ernst & Young provided various non-audit services to MRM during 1998.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ERNST & YOUNG'S APPOINTMENT AS INDEPENDENT AUDITORS FOR 1999.

Abstentions or votes withheld on any of the proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.

                       NOMINEES FOR THE BOARD OF DIRECTORS

The following are the nominees for election as directors:


         Name                   Age                        Position
---------------------          -----          ---------------------------------
Allen H. Bonnifield              66           Chairman of the Board, President,
                                              Chief Executive Officer and Chief Financial Officer

Gregory A. Bonnifield            35           Director and President of Physiologic
                                              Reps, Inc.

Stephen D. Coughlin              51           Director and President of Pulse
                                              Medical Products, Inc.

Robert Stuckelman                67           Director


ALLEN H. BONNIFIELD. Mr. Bonnifield is our founder. He has been in the medical equipment field for twenty-nine years. Mr. Bonnifield entered the medical industry in 1968, selling patient monitoring systems to hospitals in Southern California for a major manufacturer. He founded the Company in 1973. Mr. Bonnifield attended schools in Stockton, California and pursued undergraduate studies in engineering at U.C. Berkeley. He has been our President, CEO and Chairman of the Board since our inception, and has served as Chief Financial Officer since January 1999.

GREGORY A. BONNIFIELD. Mr. Bonnifield attended Delta College, majoring in business administration and communications. He has also attended and been awarded training certificates in laser safety in nursing and physician education courses in gynecology, urology, dermatology, orthopedics involving surgical laser procedures. He was appointed to our Board of Directors in 1996, and has served as President of our largest subsidiary, Physiologic Reps Inc. ("PRI") since December 1997. Prior to joining the Company, Mr. Bonnifield was the founder and owner of a sales and service company in Stockton, California. He is the son of Allen Bonnifield.

STEPHEN D. COUGHLIN. Mr. Coughlin was appointed our Board in March 1997, when we acquired Pulse Medical Products, Inc. ("Pulse"). Mr. Coughlin was the owner and founder of Pulse, a Boise, Idaho medical services company that commenced operations in 1991 and currently serves as its President. Previously, he served as Regional Manager for Medirec, a health care services firm.

ROBERT STUCKELMAN. Mr. Stuckelman was appointed to our Board in July 1996. He founded and served as President of CompuMed, Inc., from 1973 to 1982 and from 1989 to 1994. He has been a director of CompuMed since its inception to the present. From 1982 to 1989 and from 1994 until the present he has been a business consultant to small companies and large corporations. He holds an MSEE from USC and a BEE from Cornell University.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation during the last three fiscal years of our Chief Executive Officer and each executive officer whose salary and bonus exceeded $100,000. No other executive officers had an annual salary and bonus, if any, which exceeded $100,000 for services in all capacities to us during the last fiscal year.

                                                                            Long Term Compensation
                                                                            ----------------------
                                             Annual Compensation                    Awards
     Name and                              -----------------------                  ------
Principal Positions               Year     Salary            Bonus      Securities Underlying Options
-------------------               ----     ------            -----      -----------------------------
Allen H. Bonnifield               1998     $130,000           --                    6,700
  Chairman of the Board           1997      130,000           --                      --
  President, Chief                1996      127,222           --                      --
  Executive Officer
  and Chief Financial
  Officer


Gregory Bonnifield                1998     $104,544           --                  233,400
  President of Physiologic
  Reps, Inc. and Director




                                  STOCK OPTIONS

STOCK INCENTIVE PLAN

On September 11, 1996, our Board of Directors approved a 1996 Stock Incentive Plan (the "1996 Plan"), which was approved by our shareholders at the Annual Meeting held on August 12, 1997. The purpose of the 1996 Plan is to enable us to recruit and retain selected officers and other employees by providing equity participation in our Common Stock to such individuals. Under the 1996 Plan, regular salaried employees, including directors, who are full time employees, may be granted options exercisable at not less than 100 percent of the fair value of the shares at the date of grant. The exercise price of any option granted to an optionee who owns stock possessing more than ten percent of the voting power of all classes of our stock must be 110 percent of the fair market value of the Common Stock on the date of grant, and the duration may not exceed five years. Prior to the existence of any public market for our shares, the fair market value had been determined from time to time by the Board of Directors.

Options generally become exercisable at a rate of 33 percent of the shares subject to option one year after grant. The duration of options may not exceed ten years. Options under the Plan are nonassignable, except in the case of death and may be exercised only while the optionee is employed by us, or in certain cases, within a specified period after termination of employment (within three months) or death (within twelve months). The purchase price and number of shares that may be purchased upon exercise of options are subject to adjustment in certain cases, including stock splits, recapitalizations and reorganizations. The number of options granted and to whom, are determined by the Board of Directors with the recommendation of the Stock Option Committee, at their discretion. Under the 1996 Plan, there are 1,500,000 shares available for grant. As of October 31, 1998, there were 579,250 qualified options granted and outstanding under the 1996 Plan.

In October 1998, the Board of Directors adopted a resolution under which employees with existing options had the choice to surrender all or part of such options and receive newly issued options. In general, we agreed to issue two new options for each three options surrendered by an employee, and employees who chose to surrender existing options lost any vesting they previously had with respect to the options surrendered. In connection with this plan, employees surrendered a total of 1,084,000 options (generally at an exercise price of $1.50 per share) and received a total of 724,050 newly issued options at an exercise price of $0.25 per share, which was the fair market price on the day of the grant of the newly issued options.

OTHER STOCK OPTIONS

In conjunction with the July 31, 1996 reorganization between MRM and PRI, in exchange for options previously granted to purchase shares of PRI, two officers received 81,804 options to purchase our Common Stock at an exercise price of $.50 per share. Additionally, on June 30, 1997, we issued non-qualified stock options to certain officers to purchase an aggregate of 315,000 shares of Common Stock at an exercise price of $1.50 per share, which price was at fair market value at the time of grant. These 315,000 options were forfeited by the officers on October 26, 1998 in connection with the offer made by the Board of Directors discussed above. Accordingly, the officers received new non-qualified options to purchase an aggregate of 210,000 shares of Common Stock at an exercise price of $0.25 per share, which was the fair market value on the day of the grant.

We also issued non-qualified stock options to Robert Stuckelman, a non-employee director, on June 30, 1997, to purchase 10,000 shares of Common Stock at an exercise price of $1.50 per share. Mr. Stuckelman chose to forfeit these options on October 26, 1998 in connection with the offer made by the Board of Directors discussed above. As a result, he received new non-qualified options to purchase 6,700 shares of Common Stock at an exercise price of $0.25 per share.

All of the non-qualified options generally have the same restrictions, except for vesting provisions, as options granted under the 1996 Stock Incentive Plan. As of October 31, 1998, there were 298,604 non-qualified options granted and outstanding.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

QUALIFIED STOCK OPTIONS - EXECUTIVE OFFICERS

                                                     Number of       Average Exercise     Expiration
                 Name                               Options (1)          Price (2)            Date
         -------------------                       -------------   --------------------   ----------
         Allen H. Bonnifield                            6,700              $0.375              10/03
         Gregory A. Bonnifield                        120,000              $0.25               10/08
         Michael Fewer                                120,000              $0.25               10/08
         All executive officers
          as a group (3 persons)                      246,700              $0.25


NON-QUALIFIED STOCK OPTIONS - EXECUTIVE OFFICERS

                                                     Number of       Average Exercise      Expiration
                 Name                               Options (3)          Price (2)            Date
         -------------------                       -------------   --------------------  --------------
         Gregory A. Bonnifield                        161,520              $0.32          1/06 to 10/08
         Michael Fewer                                130,384              $0.31          1/06 to 10/08

---------------
(1) Options vest at the rate of 33% per year, with the first installment vesting at the end of one year from the date of grant.
(2) The exercise price is 100% of the closing market price as reported on the over-the-counter market on the date of grant.
(3) Options vest immediately upon grant.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                                                             Individual Grants
                             ----------------------------------------------------------------------------------

                                                                                         Value of Unexercised
                                Shares                      Number of Unexercised       In-the-money Options at
                              Acquired on      Value      Options at Fiscal Year End      Fiscal Year End (1)
           Name                Exercise       Realized    Exercisable/Unexercisable    Exercisable/Unexercisable
----------------------------   --------       --------    -------------------------    -------------------------
Allen H. Bonnifield                -             -                0 / 6,700                    - / -

Gregory Bonnifield                 -             -            161,520 / 120,000                - / -

Robert Stuckelman                  -             -                0 / 6,700                    - / -

Michael Fewer                      -             -            130,384 / 120,000                - / -

-------------

(1) Based upon the closing market price of our Common Stock as reported on the over-the-counter market on October 31, 1998 minus the respective option exercise prices.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 31, 1997, in connection with a private placement, we issued 86,400 Units to Allen Bonnifield, our Chairman of the Board, President and CEO, in exchange for a cancellation of our indebtedness owed to him in the amount of $108,000. Each Unit consisted of one share of Common Stock, one Class A warrant to purchase one share of Common Stock at a price of $2.50 per share, and one Class B warrant to purchase one share of Common Stock at a price of $4.00 per share. On April 24, 1997, we issued 116,440 Units in the above-mentioned private placement to Susan Bonnifield, the wife of Allen Bonnifield, in exchange for a cancellation of our indebtedness owed to her in the amount of $145,550. In both of these transactions, the Units were exchanged at a rate of one Unit for each $1.25 of indebtedness forgiven. In addition, in January 1997, Mr. Bonnifield purchased 16,000 Units in the above-mentioned private placement at a price of $1.25 per unit, or an aggregate of $20,000.

Robert Stuckelman, a member of our Board of Directors, received $44,000 and $48,000 from us in the form of consulting fees during the fiscal years ended October 31, 1998 and 1997, respectively, as a result of having provided business and marketing consulting services to us in connection with prior acquisitions and certain other matters, and we may continue to retain Mr. Stuckelman to render such business and marketing consulting services to us in the future. We believe that the terms of the consulting services provided were no less favorable than those that could have been obtained in a comparable transactions with an unrelated party. In addition, in January 1997, Mr. Stuckelman purchased 7,500 Units in the above-mentioned private placement at a price of $1.25 per Unit, or an aggregate of $9,375.

In January 1997, Gregory Bonnifield, one of our officers and directors, and Michael Fewer, another of our officers, each purchased 7,500 Units in the above-mentioned private placement at a price of $1.25 per unit, or an aggregate of $9,375.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth information concerning ownership of our Common Stock as of March 26, 1999 by: (a) each of our directors; (b) each person known to us to be the beneficial owner of more than five percent of our Common Stock;
(c) each person named in the Summary Compensation Table; and (d) all of our executive officers and directors as a group.


Name and Address of Beneficial Owner          Shares Beneficially Owned(1)          Percent of Class
------------------------------------          ----------------------------          ----------------
Allen H. Bonnifield(2)(3)(6)                        2,382,792                            29.03

Gregory A. Bonnifield(2)(3)(7)                        345,278                             4.21

Stephen D. Coughlin(4)(8)                             300,800                             3.66

Robert Stuckelman(2)(9)                               126,718                             1.54

Michael Fewer(2)(3)(10)                               167,378                             2.04

P.R.I. Stock Account Trust(5)                       2,403,989                            28.97

All Officers and Directors
 as a group (5 in number)(12)                       3,450,156                            41.63
--------------------------------

(1) Except as indicated in other footnotes, no effect has been given to the possible issuance of up to 1,131,080 shares issuable upon the exercise of outstanding warrants and 877,854 shares issuable upon the exercise of outstanding options.
(2) The address of each of these persons is 932 Grand Central Avenue, Glendale, California 91201.
(3) Includes shares beneficially owned through the PRI Employee Stock Ownership Trust.
(4)  The address of this individual is 5449 Kendall Street, Boise, Idaho 83706.
(5) The address of the beneficial owner is 3706 Fourteen Mile Drive, Stockton, California 95219. Susan Bonnifield is the beneficiary of the trust. Ms. Bonnifield is the ex-wife of Allen H. Bonnifield and the mother of Gregory
     A. Bonnifield. Both Allen and Gregory Bonnifield disclaim any beneficial interest in these shares.
(6) Includes 2,063,182 shares held in two trusts, each of which Mr. Bonnifield is the beneficiary. Includes 220,800 shares subject to warrants that may be acquired within 60 days of March 26, 1999.
(7) Includes 15,000 shares subject to warrants and 161,250 shares subject to options that may be acquired within 60 days of March 26, 1999.
(8) Includes 27,200 shares subject to warrants that may be acquired within 60 days of March 26, 1999.
(9) Includes 15,000 shares subject to warrants and 6,700 shares subject to options that may be acquired within 60 days of March 26, 1999.
(10) Includes 130,384 shares subject to options that may be acquired within 60 days of March 26, 1999.
(11) Includes 293,000 shares subject to warrants and 298,604 shares subject to options owned by five officers and directors that may be acquired within 60 days of March 26, 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during 1998, all SEC filings of our officers, directors and ten percent shareholders complied with the requirements of Section 16 of the Securities Exchange Act, based on a review of forms filed, or written notice that no annual forms were required.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY SHEET IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. THANK YOU.


                                           By order of the Board of Directors



                                           Michael Fewer
                                           Secretary
March 31, 1999


SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

       PROXY             MEDICAL RESOURCES MANAGEMENT, INC.             PROXY
                         ----------------------------------

The undersigned hereby appoints Allen H. Bonnifield and Gregory A. Bonnifield, or either of them, with power of substitution, as proxies, to appear and vote, as designated below, all the shares of Common Stock of Medical Resources Management, Inc., held of record by the undersigned on March 26, 1999, at the Annual Meeting of Shareholders to be held on May 11, 1999, and any adjournments or postponements thereof.

1.   The election of four directors nominated by the Board of Directors:

          ____FOR ALL NOMINEES     ____WITHOLD AUTHORITY
                                      (for all nominees)

[To withold authority to vote for an individual nominee, strike through his/her name below.]

     Allen H. Bonnifield, Gregory A. Bonnifield, Robert Stuckelman and Stephen D. Coughlin

2. Ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the 1999 fiscal year:

          ____FOR     ____AGAINST       ____ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof:

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated March 31, 1999, and hereby revokes any Proxy heretofore given or executed by him/her with respect to the shares represented by this Proxy.

Please sign exactly as name appears. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate in which capacity they sign.

_______________________________              ___________________________
(Signature)                                  (Signature)

_______________________________              ___________________________
(Please Print Name)                          (Please Print Name)

Dated: _________________, 1999

THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.